Exhibit 31.4

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Beth A. Taylor, Chief Financial Officer and Executive Vice President, certify that:

1.I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Inotiv, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 28, 2026	By:	/s/ Beth A. Taylor
Beth A. Taylor
Chief Financial Officer and Executive Vice President
(Principal Financial Officer)